                     HOTCHKIS AND WILEY VARIABLE TRUST LOGO

                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                       LOS ANGELES, CALIFORNIA 90017-5400

                                  800-236-4479

                               INVESTMENT ADVISOR
                               HOTCHKIS AND WILEY
                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                       LOS ANGELES, CALIFORNIA 90017-5400

                                 LEGAL COUNSEL
                           GARDNER, CARTON & DOUGLAS
                             321 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60610

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

                                  DISTRIBUTOR
                       PRINCETON FUNDS DISTRIBUTOR, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                                 ADMINISTRATOR
                               AND TRANSFER AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202
                         THIS MATERIAL MUST BE PRECEDED
                        OR ACCOMPANIED BY A PROSPECTUS.

                                 ANNUAL REPORT

                               DECEMBER 31, 1999

                                      LOGO

                     HOTCHKIS AND WILEY VARIABLE TRUST LOGO

                          EQUITY INCOME VIP PORTFOLIO
            -------------------------------------------------------
Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in U.S. stocks.
                     HOTCHKIS AND WILEY: INVESTMENT ADVISOR

                         HOTCHKIS AND WILEY FUNDS LOGO

DEAR SHAREHOLDERS:

We are pleased to present to you the annual report of the Hotchkis and Wiley Variable Trust Equity Income VIP Portfolio.

What an extraordinary year! Major U.S. equity indexes again hit new highs, with the S&P 500 Index up 21.1% and the Nasdaq Composite Index up an unprecedented 86.1%. In the fourth quarter alone, the S&P gained 15.1% while the Nasdaq soared 48.3%. All appears to be grand, but is it really? The nagging question still remains -- are current prices supported by fundamentals and can these prices continue to advance?

At first glance, the gains posted by the S&P 500 in 1999 suggest that optimism abounds; however, illusions run deep. Of all the stocks that comprise the S&P 500, almost half (49%) actually posted negative returns for the year. Interestingly, those companies that reported negative earnings in 1999 produced the strongest returns (+68%). In a market where earnings were not rewarded, companies that had positive earnings support trailed the market average with a 10% return. (Earnings did not seem to matter.) There certainly is no shortage of speculative fever in this market, and, in our opinion, there is a misguided belief that future earnings for all the high flyers will somehow miraculously materialize. Evidence of this speculative mania is also apparent in investor expectations. Novice investors (those with less than 5 years of market experience) appear to have excessive expectations with regard to the future return prospects for U.S. equities. When compared to long-term equity returns in the U.S. market, it is clear that the expectation of 20%+ annualized returns for the next 10 years is simply unrealistic.

The height of speculation, however, was evident in the performance of the Nasdaq Composite Index. On November 4, 1999, the Los Angeles Times Business section featured an article with the headline "Tech Stocks Power Nasdaq Past the 3,000 Mark." Only 8 weeks later, the Nasdaq closed the year above the 4,000 level! The forward price-to-earnings ratio of the Index at year-end was approximately 200. One is left to ask the question, "Why are investors pricing these securities so excessively?" Earnings growth (for those Nasdaq companies that have earnings) has not been substantial enough to justify the price appreciation of the Index. Interest rates have risen over the last year, which would argue for contraction of valuation multiples, not expansion. The compelling explanation is a surge in net cash inflows into technology sector mutual funds. In the first 10 months of 1999, net inflows into tech-sector stock funds totaled an astounding $17 billion. This compares to only $600 million in all of 1998, and it is more than all net inflows into tech mutual funds for the preceding 10 years combined. Retail investors have become enamored with the returns of these funds and continue to buy these investments with no concern for underlying valuation. The risk for these investors is a sizable correction, if traditional valuation ultimately wins out (as history suggests it always does).

In no way has speculative excess been confined to the Nasdaq. A closer look at the S&P 500 reveals a remarkably concentrated and narrow market. The technology sector now represents about 30% of the S&P 500 Index, up from about 10% in 1993. In terms of contribution to returns, the top 31 stocks of the S&P 500 (mainly technology and telecommunication issues) accounted for the entire performance of the Index. Conversely, the "value" stocks of the Index (i.e., below market P/E ratio and above market dividend yield) actually posted a -2% return. It would be easy to understand this widening price disparity if the relative fundamentals of the two groups were also widening. They are not! The relative P/E ratio of the top 31 contributors to the Index versus the value constituents continued to expand in 1999, even though the relative earnings growth expectations for these two groups actually narrowed. This paradox was particularly apparent in the fourth quarter, as the relative P/E's of the market leaders soared while their relative growth rates diminished. The top 31 are now trading at 50.1x forward earnings, while the value group is priced at a modest 11.0x forward earnings.

Previously, we have made comparisons of the excesses in the current market to other manias in the past, e.g., nifty fifty in the mid 70's, Japan in the late 80's, biotech in the early 90's. We would like to note one other. In the 1840's, British speculators became infatuated with railroad stocks. Although those who invested in the railroads ultimately made little money (competition and regulation steadily eroded margins), the over-investment in railroad capacity in the UK tremendously benefited the overall economy. Railways changed the nature of most other businesses.

Perhaps the beneficiaries of the internet economy will not be those who have invested in e-businesses, but rather traditional companies that ultimately profit from the opportunity provided by the internet. A prime example is General Motors. In dealing with customers, GM is aggressively looking at ways to reconfigure its distribution system around the internet to reduce cost and increase efficiency. In dealing with suppliers, GM is using an integrated web-based procurement solution, Commerce One. GM leveraged its involvement with Commerce One into a 20% equity stake in the company. At today's prices, that equity stake is worth $2.8 billion or $4.29/share. In addition, GM's 70% ownership of GM Hughes, a direct play on satellite communications, is worth some $30 billion, or $46/share. On a sum of the parts basis, GM's core automotive business is now selling for about $25/share, an extremely low multiple of current earnings and cash flow. In sum, an investment in GM at its current price exposes an investor to a technology business but at a very reasonable price. At December 31, 1999, the Portfolio had 2.5% of its assets in GM.

As a value investor, we are frustrated with what we see as the irrationality of today's market, but we also recognize that these same market dynamics have created an incredible (perhaps unprecedented) opportunity. Our conviction to value has not wavered. We remain committed to many of the out-of-favor areas of the market, such as the manufacturing and consumer cyclicals and the electric utilities. Solid companies with strong earnings prospects, such as International Paper, Dow Chemical, Reynolds Metals, Ford, GM, Detroit Edison (the list goes on), have been ignored by investors and are now grossly undervalued relative to the overall market. With a P/E ratio of about 13x forward earnings, the Portfolio is trading at a 69% discount to the S&P 500 and a 33% discount to the Russell 1000 Value P/E ratios.

The current market's extreme pricing inefficiencies create opportunities for the disciplined value investor. Our time-proven investment processes should be well suited to take advantage of these opportunities.

As always, we appreciate the trust you place in us. We thank you for your continued support and we look forward to reporting to you again in six months. Sincerely,

Nancy D. Celick sig
Nancy D. Celick
President
HOTCHKIS AND WILEY VARIABLE TRUST

The opinions expressed above are as of December 31, 1999. They are subject to change and any forecast made cannot be guaranteed. The Portfolio might not continue to hold any specific securities mentioned and has no obligation to disclose purchases or sales in these securities.

                          EQUITY INCOME VIP PORTFOLIO
                       MARCH 18, 1998 - DECEMBER 31, 1999
                                  [LINE GRAPH]

                                                        Ended 12/31/99
                                                        --------------
                                                       Fund     S&P 500
-----------------------------------------------------------------------
One year                                               -2.7%     21.1%
-----------------------------------------------------------------------
Since Inception (3/18/98)                              -4.9%     20.5%
-----------------------------------------------------------------------

COMPARISON OF A $10,000 INVESTMENT:

    The chart above shows a $10,000 investment in the Portfolio as compared to the performance of a representative market index. The table below the chart shows the average annual total returns on an investment for the period shown since inception and a total return for the one year period.

    Total returns and average annual total returns are net of all charges and fees and assume the reinvestment of capital gain distributions and shareholder dividends at net asset value. Insurance related fees and expenses are not reflected in these returns and, if they were, returns would be lower. Please see the prospectus for details. The investment advisor pays annual operating expenses of the Portfolio in excess of 1.15% of average net assets. Were it not to pay such expenses, net returns would be lower. Investment return and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future performance.

MARKET INDEXES

The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

The Nasdaq Composite Index is an unmanaged index which covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income.

The Russell 1000 Value Index measures the performance of approximately half of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The indexes do not reflect the payment of transaction costs, fees and expenses associated with an investment in the Portfolio. The securities and weightings among securities in the Portfolio differ substantially from those in the indexes, and the Portfolio's value disciplines often prevent investments in major stocks in the indexes. The Portfolio's returns may not be correlated with any of the indexes. It is not possible to invest directly in an index.

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                          EQUITY INCOME VIP PORTFOLIO

       COMMON STOCKS -- 98.2%            Shares       Value
-------------------------------------------------------------
AEROSPACE -- 4.9%
 .............................................................
Lockheed Martin Corporation                  830     $ 18,156
 .............................................................
Northrop Grumman Corporation                 400       21,625
 .............................................................
Rockwell International Corporation           160        7,660
 ........................ ........................    --------
                                                       47,441
-------------------------------------------------------------
ALUMINUM -- 3.7%
 .............................................................
Alcoa, Inc.                                   10          830
 .............................................................
Reynolds Metals Company                      460       35,248
 ........................ ........................    --------
                                                       36,078
-------------------------------------------------------------
APPAREL & TEXTILES -- 0.7%
 .............................................................
Russell Corporation                          430        7,203
-------------------------------------------------------------
APPLIANCE & HOUSEHOLD FURNITURE -- 1.3%
 .............................................................
Whirlpool Corporation                        200       13,013
-------------------------------------------------------------
AUTO PARTS -- 5.0%
 .............................................................
Dana Corporation                             530       15,867
 .............................................................
Delphi Automotive Systems Corporation        480        7,560
 .............................................................
Meritor Automotive, Inc.                     265        5,134
 .............................................................
Tenneco, Inc.                                226        2,105
 .............................................................
TRW Inc.                                     350       18,178
 ........................ ........................    --------
                                                       48,844
-------------------------------------------------------------
AUTOS & TRUCKS -- 5.2%
 .............................................................
Ford Motor Company                           500       26,719
 .............................................................
General Motors Corporation                   330       23,987
 ........................ ........................    --------
                                                       50,706
-------------------------------------------------------------
BEVERAGES -- 1.2%
 .............................................................
Anheuser-Busch Companies, Inc.               160       11,340
-------------------------------------------------------------
CHEMICALS -- 3.4%
 .............................................................
The Dow Chemical Company                     150       20,044
 .............................................................
Eastman Chemical Company                     240       11,445
 .............................................................
Millennium Chemicals Inc.                     60        1,185
 ........................ ........................    --------
                                                       32,674
-------------------------------------------------------------
CONTAINERS -- 1.2%
 .............................................................
Pactiv Corporation#                        1,130       12,006
-------------------------------------------------------------

-------------------------------------------------------------
                                         Shares       Value
ELECTRICAL: UTILITIES -- 10.6%
 .............................................................
CMS Energy Corporation                       400     $ 12,475
 .............................................................
DTE Energy Company                           200        6,275
 .............................................................
Edison International                         730       19,117
 .............................................................
GPU, Inc.                                    120        3,592
 .............................................................
Illinova Corporation                         465       16,159
 .............................................................
P P & L Resources, Inc.                      493       11,277
 .............................................................
Public Service Enterprises Group,
  Inc.                                       295       10,270
 .............................................................
SCANA Corporation                            450       12,094
 .............................................................
ScottishPower PLC                            116        3,248
 .............................................................
Texas Utilities Company                      230        8,179
 ........................ ........................    --------
                                                      102,686
-------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.9%
 .............................................................
Harsco Corporation                           260        8,255
-------------------------------------------------------------
FOREST PRODUCTS -- 3.3%
 .............................................................
Georgia-Pacific (Timber Group)               400        9,850
 .............................................................
Weyerhaeuser Company                         310       22,262
 ........................ ........................    --------
                                                       32,112
-------------------------------------------------------------
INSURANCE: LIFE -- 3.1%
 .............................................................
American General Corporation                 200       15,175
 .............................................................
Lincoln National Corporation                 370       14,800
 ........................ ........................    --------
                                                       29,975
-------------------------------------------------------------
INSURANCE: PROPERTY CASUALTY -- 5.3%
 .............................................................
The Allstate Corporation                     830       19,920
 .............................................................
Safeco Corporation                           500       12,438
 .............................................................
St. Paul Companies, Inc.                     560       18,865
 ........................ ........................    --------
                                                       51,223
-------------------------------------------------------------
LEISURE/TOYS -- 0.9%
 .............................................................
Fortune Brands, Inc.                         270        8,927
-------------------------------------------------------------
MACHINERY -- 1.7%
 .............................................................
CNH Global N.V.                            1,230       16,374
-------------------------------------------------------------
METALS: MISC. -- 1.4%
 .............................................................
Phelps Dodge Corporation                     200       13,425
-------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 1.6%
 .............................................................
Xerox Corporation                            690       15,654
-------------------------------------------------------------

                     See Notes to the Financial Statements

                  SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                          EQUITY INCOME VIP PORTFOLIO

                                         Shares       Value
-------------------------------------------------------------
OIL -- DOMESTIC -- 7.6%
 .............................................................
Conoco Inc. -- Class B                       330     $  8,209
 .............................................................
Occidental Petroleum Corporation             900       19,462
 .............................................................
Phillips Petroleum Company                   410       19,270
 .............................................................
Sunoco, Inc.                                 100        2,350
 .............................................................
USX-Marathon Group, Inc.                     615       15,183
 .............................................................
Ultramar Diamond Shamrock Corporation        400        9,075
 ........................ ........................    --------
                                                       73,549
-------------------------------------------------------------
OIL -- INTERNATIONAL -- 0.4%
 .............................................................
Texaco Inc.                                   80        4,345
-------------------------------------------------------------
PAPER -- 4.7%
 .............................................................
Georgia-Pacific Group                        260       13,195
 .............................................................
International Paper Company                  577       32,564
 ........................ ........................    --------
                                                       45,759
-------------------------------------------------------------
PHOTOGRAPHY/IMAGING -- 2.3%
 .............................................................
Eastman Kodak Company                        330       21,863
-------------------------------------------------------------
POLLUTION CONTROL -- 0.3%
 .............................................................
Waste Management, Inc.                       175        3,008
-------------------------------------------------------------
RAILROADS -- 2.0%
 .............................................................
CSX Corporation                              260        8,158
 .............................................................
Norfolk Southern Corporation                 570       11,685
 ........................ ........................    --------
                                                       19,843
-------------------------------------------------------------
REGIONAL BANKS -- 4.5%
 .............................................................
Bank One Corporation                         424       13,594
 .............................................................
First Security Corporation                   300        7,659
 .............................................................
First Union Corporation                      320       10,500
 .............................................................
KeyCorp                                      370        8,186
 .............................................................
UnionBanCal Corporation                      100        3,944
 ........................ ........................    --------
                                                       43,883
-------------------------------------------------------------
RETAIL: DEPARTMENT STORES -- 1.2%
 .............................................................
May Department Stores Company                350       11,287
-------------------------------------------------------------
RETAIL: GENERAL MERCHANDISE -- 2.0%
 .............................................................
J.C. Penney Company, Inc.                    400        7,975
 .............................................................
Sears, Roebuck & Company                     390       11,871
 ........................ ........................    --------
                                                       19,846
-------------------------------------------------------------

-------------------------------------------------------------
                                         Shares       Value
SAVINGS & LOANS -- 1.8%
 .............................................................
Washington Mutual, Inc.                      680     $ 17,680
-------------------------------------------------------------
SMALL LOANS & FINANCE -- 3.2%
 .............................................................
Associates First Capital
  Corporation -- Class A                     142        3,896
 .............................................................
Fannie Mae                                   270       16,858
 .............................................................
Household International, Inc.                280       10,430
 ........................ ........................    --------
                                                       31,184
-------------------------------------------------------------
STEEL -- 2.0%
 .............................................................
USX-U.S. Steel Group, Inc.                   600       19,800
-------------------------------------------------------------
TOBACCO -- 2.7%
 .............................................................
Philip Morris Companies, Inc.              1,120       25,970
-------------------------------------------------------------
TELEPHONE -- 8.1%
 .............................................................
AT&T Corporation                             450       22,837
 .............................................................
ALLTEL Corporation                           240       19,845
 .............................................................
Bell Atlantic Corporation                    205       12,620
 .............................................................
GTE Corporation                              120        8,468
 .............................................................
SBC Communications, Inc.                     300       14,625
 ........................ ........................    --------
                                                       78,395
 ........................ ........................    --------
Total common stocks                                   954,348
  (cost $1,111,583)
-------------------------------------------------------------
                        VARIABLE RATE   Principal
                    DEMAND NOTES* -- 2.2%Amount
-------------------------------------------------------------
Pitney Bowes, Inc., 6.095%
  (cost $21,702)                         $21,702       21,702
-------------------------------------------------------------
Total investments -- 100.4%
  (cost $1,133,285)                                   976,050
 .............................................................
Liabilities in excess of other
  assets -- (0.4%)                                     (3,890)
 ........................ ........................    --------
                                                     $972,160
Total net assets -- 100.0%
-------------------------------------------------------------

# -- Non-income producing security.
* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 1999.

                     See Notes to the Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                EQUITY INCOME VIP PORTFOLIO                   December 31, 1999
-------------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................     $  976,050
  Dividends and interest receivable.........................          2,835
  Organizational expenses, net of accumulated
    amortization............................................         11,975
                                                                 ----------
      Total assets..........................................        990,860
                                                                 ----------
LIABILITIES:
  Payable to Advisor........................................          6,015
  Accrued expenses and other liabilities....................         12,685
                                                                 ----------
      Total liabilities.....................................         18,700
                                                                 ----------
      Net assets............................................     $  972,160
                                                                 ==========
NET ASSETS CONSIST OF:
  Paid in capital...........................................     $1,096,351
  Undistributed net investment income.......................          2,494
  Undistributed net realized gain on securities.............         30,550
  Net unrealized depreciation of securities.................       (157,235)
                                                                 ----------
      Net assets............................................     $  972,160
                                                                 ==========
CALCULATION OF NET ASSET VALUE PER SHARE:
  Shares outstanding (unlimited shares of no par value
    authorized).............................................        110,139
  Net asset value per share (offering and redemption
    price)..................................................     $     8.83
                                                                 ==========
 *Cost of Investments.......................................     $1,133,285
                                                                 ==========

                     See Notes to the Financial Statements

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 Year Ended
                EQUITY INCOME VIP PORTFOLIO                   December 31, 1999
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income*
    Dividends...............................................      $ 30,755
    Interest................................................         1,358
                                                                  --------
        Total income........................................        32,113
                                                                  --------
  Expenses
    Advisory fee............................................         7,896
    Legal and auditing fees.................................           359
    Custodian fees and expenses.............................         5,390
    Accounting and transfer agent fees and expenses.........        31,042
    Administration fee......................................           496
    Trustees' fees and expenses.............................           360
    Reports to shareholders.................................        10,841
    Registration fees.......................................            22
    Amortization of organizational expenses.................         4,208
    Other expenses..........................................            37
                                                                  --------
        Total expenses......................................        60,651
    Less, expense reimbursement.............................       (48,543)
                                                                  --------
        Net expenses........................................        12,108
                                                                  --------
    Net investment income...................................        20,005
                                                                  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on securities.........................        34,115
    Net change in unrealized depreciation of securities.....       (86,565)
                                                                  --------
  Net loss on investments...................................       (52,450)
                                                                  --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $(32,445)
                                                                  ========
*Net of Foreign Taxes Withheld..............................      $    101
                                                                  ========

                     See Notes to the Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  March 18, 1998**
                                                                 Year Ended            through
EQUITY INCOME VIP PORTFOLIO                                   December 31, 1999   December 31, 1998
---------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................      $ 20,005           $   12,890
    Net realized gain (loss) on securities..................        34,115               (3,564)
    Net change in unrealized depreciation of securities.....       (86,565)             (70,670)
                                                                  --------           ----------
        Net decrease in net assets resulting from
        operations..........................................       (32,445)             (61,344)
                                                                  --------           ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................       (21,583)             (12,711)
                                                                  --------           ----------
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold...........................        75,069            1,070,974
    Shares issued in connection with payment of dividends
     and distributions......................................        21,583               12,711
    Cost of shares redeemed.................................       (58,768)             (21,326)
                                                                  --------           ----------
        Net increase in net assets from Fund share
        transactions........................................        37,884            1,062,359
                                                                  --------           ----------
Total increase (decrease) in net assets.....................       (16,144)             988,304
NET ASSETS:
    Beginning of period.....................................       988,304                   --
                                                                  --------           ----------
    End of period*..........................................      $972,160           $  988,304
                                                                  ========           ==========
*Including undistributed net investment income of:                $  2,494           $    1,547
                                                                  ========           ==========
CHANGES IN SHARES OUTSTANDING:
    Shares sold.............................................         7,689              107,647
    Shares issued in connection with payment of dividends
     and distributions......................................         2,335                1,390
    Shares redeemed.........................................        (6,520)              (2,402)
                                                                  --------           ----------
        Net increase........................................         3,504              106,635
                                                                  ========           ==========
**Commencement of operations.

                     See Notes to the Financial Statements

                       NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 1999

NOTE 1.
ACCOUNTING POLICIES. The Equity Income VIP Portfolio (the "Fund") is a series of Hotchkis and Wiley Variable Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on February 4, 1997 and registered under the Investment Company Act of 1940. The Fund commenced operations on March 18, 1998. The Fund seeks current income and long-term growth of income, accompanied by growth of capital. Shares of the Fund are not offered to the general public but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts. In addition to the Fund, the Trust offers the International VIP Portfolio, the Low Duration VIP Portfolio and the Total Return Bond VIP Portfolio (collectively, the "Funds"). The assets of each series are invested in separate, independently managed portfolios. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

ORGANIZATIONAL EXPENSES: Expenses incurred by the Trust in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Trust's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Hotchkis and Wiley (the "Advisor") under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Advisor, with whom certain officers and Trustees of the Trust are affiliated. The Advisor is a division of Merrill Lynch Asset Management, L.P., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Advisor receives a fee, computed daily and payable monthly, at the annual rate of 0.75% as applied to the Fund's daily net assets. The Advisor has agreed to pay all operating expenses in excess of 1.15% as applied to the Fund's daily net assets. For the year ended December 31, 1999, the Advisor paid $48,543 of operating expenses on behalf of the Fund.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
CREDIT FACILITY. Effective December 3, 1999, the Fund entered into a one year Credit Agreement with a syndicate of bank lenders led by Bank of America intended to provide the Fund with a source of cash to be used to meet redemption requests from Fund shareholders. The Fund together with certain other open-end investment companies advised by Merrill Lynch Asset Management, L.P. and/or its affiliates may borrow in the aggregate up to $1,000,000,000, except that in no event may the borrowing by the Fund or any participating fund be in excess of that permitted by its prospectus and Statement of Additional Information or by applicable law. The Fund had no borrowings under the Credit Agreement in 1999.

NOTE 4.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999 were $287,042 and $241,692, respectively.

As of December 31, 1999, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                  Net        Appreciated   Depreciated
                            Fund                              Depreciation   Securities    Securities
------------------------------------------------------------------------------------------------------
Equity Income VIP Portfolio.................................   $(157,235)      $84,372      $(241,607)

At December 31, 1999, the cost of investments for federal income tax purposes was $1,133,285. Any differences between book and tax are due primarily to wash sale losses.

The Fund utilized capital loss carryovers of $3,564 in 1999.

NOTE 5.
FEDERAL TAX DISCLOSURE (UNAUDITED). For the year ended December 31, 1999, 100% of the ordinary distributions paid in the Fund qualify for the dividend received deduction available for corporate shareholders.

NOTE 6.
SUBSEQUENT EVENT (UNAUDITED). As of February 16, 2000, the Fund's net assets and net asset value per share were $843,238 and $7.66, respectively.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   March 18, 1998*
                                                                 Year Ended            through
                EQUITY INCOME VIP PORTFOLIO                   December 31, 1999   December 31, 1998
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $   9.27             $  10.00
                                                                  --------             --------
  Income from Investment Operations:
    Net investment income...................................          0.20                 0.14
    Net realized and unrealized gain (loss) on
     investments............................................         (0.45)               (0.75)
                                                                  --------             --------
    Total from investment operations........................         (0.25)               (0.61)
                                                                  --------             --------
  Less Distributions:
    Dividends (from net investment income)..................         (0.19)               (0.12)
                                                                  --------             --------
Net Asset Value, End of Period..............................      $   8.83             $   9.27
                                                                  ========             ========
Total Return................................................         (2.73)%              (6.04)%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period...................................      $972,160             $988,304
Ratio of expenses to average net assets:
    Before expense reimbursement............................          5.76%                7.81%(2)
    After expense reimbursement.............................          1.15%                1.15%(2)
Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement............................         (2.71)%              (4.95)%(2)
    After expense reimbursement.............................          1.90%                1.71%(2)
Portfolio turnover rate.....................................            24%                  12%(1)

 * Commencement of operations.
(1) Not annualized.
(2) Annualized.

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Hotchkis and Wiley Variable Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income VIP Portfolio (one of the four portfolios of Hotchkis and Wiley Variable Trust, the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS

Milwaukee, WI
February 17, 2000

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